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                             AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

                                               ARTICLES SUPPLEMENTARY


         AMERICAN  CENTURY  QUANTITATIVE  EQUITY  FUNDS,  INC.,  a Maryland  corporation  whose  principal
Maryland  office is located in Baltimore,  Maryland  (the  "Corporation"),  hereby  certifies to the State
Department of Assessments and Taxation of Maryland that:

         FIRST:  The  Corporation is registered as an open-end  company under the  Investment  Company Act of 1940.

         SECOND:  Pursuant to authority  expressly  vested in the Board of Directors by Article  FIFTH and
Article  SEVENTH of the  Articles of  Incorporation  of the  Corporation,  the Board of  Directors  of the
Corporation  has  (i)  established  one  new  series  of  shares  titled   International   Core  Fund  and
(ii)-increased  in some cases and decreased in some cases the number of shares of capital stock of certain series that the  Corporation  has authority to issue in accordance  with Section  2-105(c) of the Maryland
General Corporation Law (the "Reallocation").

         THIRD:  Immediately  prior to the  Reallocation  the Corporation had the authority to issue Three
Billion  (3,000,000,000)  shares of capital stock.  Following the  Reallocation,  the  Corporation has the
authority to issue Three Billion (3,000,000,000) shares of capital stock.

         FOURTH:  The par value of shares of the  Corporation's  capital  stock  before  the  Reallocation was, and after the Reallocation is, One Cent ($0.01) per share.

         FIFTH:  Immediately  prior to the  Reallocation,  the  aggregate par value of all shares of stock that the  Corporation  was  authorized to issue was Thirty  Million  Dollars  ($30,000,000).  After giving effect to the  Reallocation,  the  aggregate  par value of all  shares of stock  that the  Corporation  is authorized to issue is Thirty Million Dollars ($30,000,000).

         SIXTH:  Immediately  prior to the  Reallocation,  the nine (9) Series of stock of the Corporation and the number of shares and aggregate par value of each was as follows:

     Series                                          Number of Shares            Aggregate Par Value
     Global Gold Fund                                           260,000,000                  $ 2,600,000
     Income & Growth Fund                                       680,000,000              $     6,800,000
     Equity Growth Fund                                         470,000,000                  $ 4,700,000
     Utilities Fund                                             110,000,000                  $ 1,100,000
     Disciplined Growth Fund                                    220,000,000                  $ 2,200,000
     Long-Short Equity Fund                                     250,000,000                  $ 2,500,000
     Small Company Fund                                         810,000,000                  $ 8,100,000
     NT Equity Growth Fund                                      100,000,000                  $ 1,000,000
     NT Small Company Fund                                      100,000,000                  $ 1,000,000



The par value of each share of stock in each Series is One Cent ($0.01) per share.


         SEVENTH:  Immediately  prior to the  Reallocation,  the number of shares allocated among the duly established  classes of shares  (each  hereinafter  referred  to as a  "Class")  of the nine (9) Series of stock and aggregate par value of each class was as follows:



                                                                     Number of Shares
                                                                       as Allocated            Aggregate
     Series Name                             Class Name                                        Par Value
     Global Gold Fund                        Investor                        250,000,000            $2,500,000
                                             Advisor                          10,000,000               100,000
     Income & Growth Fund                    Investor                        400,000,000            $4,000,000
                                             Institutional                    60,000,000               600,000
                                             Advisor                         200,000,000             2,000,000
                                             C                                10,000,000               100,000
                                             R                                10,000,000               100,000
     Equity Growth Fund                      Investor                        300,000,000            $3,000,000
                                             Institutional                   100,000,000             1,000,000
                                             Advisor                          50,000,000               500,000
                                             C                                10,000,000               100,000
                                             R                                10,000,000               100,000
     Utilities Fund                          Investor                        100,000,000            $1,000,000
                                             Advisor                          10,000,000               100,000
     Disciplined Growth Fund                 Investor                        100,000,000            $1,000,000
                                             Institutional                    50,000,000               500,000
                                             Advisor                          60,000,000               600,000
                                             R                                10,000,000               100,000
     Long-Short Equity Fund                  Investor                        100,000,000            $1,000,000
                                             Institutional                    50,000,000               500,000
                                             Advisor                          60,000,000               600,000
                                             R                                10,000,000               100,000
                                             A                                10,000,000               100,000
                                             B                                10,000,000               100,000
                                             C                                10,000,000               100,000
     Small Company Fund                      Investor                        400,000,000            $4,000,000
                                             Institutional                   200,000,000             2,000,000
                                             Advisor                         200,000,000             2,000,000
                                             R                                10,000,000               100,000
     NT Equity Growth Fund                   Institutional                   100,000,000            $1,000,000
     NT Small Company Fund                   Institutional                   100,000,000            $1,000,000


         EIGHTH:  Pursuant to authority  expressly  vested in the Board of Directors by Article  FIFTH and
Article  SEVENTH of the  Articles of  Incorporation  of the  Corporation,  the Board of  Directors  of the
Corporation  has allocated  Three  Billion  (3,000,000,000)  shares of the Three  Billion  (3,000,000,000)
shares  of  authorized  capital  stock  of the  Corporation  among  the ten  (10)  Series  of stock of the
Corporation as follows:

     Series                                         Number of Shares             Aggregate Par Value
     Global Gold Fund                                           260,000,000                  $ 2,600,000
     Income & Growth Fund                                       680,000,000              $     6,800,000
     Equity Growth Fund                                         470,000,000                  $ 4,700,000
     Utilities Fund                                             110,000,000                  $ 1,100,000
     Disciplined Growth Fund                                    130,000,000                  $ 1,300,000
     Long-Short Equity Fund                                     250,000,000                  $ 2,500,000
     Small Company Fund                                         810,000,000                  $ 8,100,000
     NT Equity Growth Fund                                       50,000,000                   $  500,000
     NT Small Company Fund                                       50,000,000                   $  500,000
     International Core Fund                                    190,000,000                  $ 1,900,000

         NINTH:  Pursuant to authority  expressly  vested in the Board of  Directors by Article  FIFTH and
Article SEVENTH of the Articles of  Incorporation,  the Board of Directors of the Corporation (a) has duly established  Classes for each Series of the capital stock of the Corporation and (b) has allocated  shares designated  to each  Series in Article  EIGHTH  above  among the  Classes  of  shares.  As a result of the
Reallocation,  the Classes of shares of the ten (10) Series of stock of the  Corporation and the number of shares and aggregate par value of each is as follows:



                                                                   Number of Shares
                                                                     as Allocated         Aggregate
     Series Name                             Class Name                                   Par Value
     Global Gold Fund                        Investor                    250,000,000          $2,500,000
                                             Advisor                      10,000,000             100,000
     Income & Growth Fund                    Investor                    400,000,000          $4,000,000
                                             Institutional                60,000,000             600,000
                                             Advisor                     200,000,000           2,000,000
                                             C                            10,000,000             100,000
                                             R                            10,000,000             100,000
     Equity Growth Fund                      Investor                    300,000,000          $3,000,000
                                             Institutional               100,000,000           1,000,000
                                             Advisor                      50,000,000             500,000
                                             C                            10,000,000             100,000
                                             R                            10,000,000             100,000
     Utilities Fund                          Investor                    100,000,000          $1,000,000
                                             Advisor                      10,000,000             100,000
     Disciplined Growth Fund                 Investor                    100,000,000          $1,000,000
                                             Institutional                10,000,000             100,000
                                             Advisor                      10,000,000             100,000
                                             R                            10,000,000             100,000









                                                                   Number of Shares
                                                                     as Allocated         Aggregate
     Series Name                             Class Name                                   Par Value
     Long-Short Equity Fund                  Investor                    100,000,000          $1,000,000
                                             Institutional                50,000,000             500,000
                                             Advisor                      60,000,000             600,000
                                             R                            10,000,000             100,000
                                             A                            10,000,000             100,000
                                             B                            10,000,000             100,000
                                             C                            10,000,000             100,000
     Small Company Fund                      Investor                    400,000,000          $4,000,000
                                             Institutional               200,000,000           2,000,000
                                             Advisor                     200,000,000           2,000,000
                                             R                            10,000,000             100,000
     NT Equity Growth Fund                   Institutional                50,000,000            $500,000
     NT Small Company Fund                   Institutional                50,000,000            $500,000
     International Core Fund                 Investor                    100,000,000          $1,000,000
                                             Institutional                50,000,000             500,000
                                             A                            10,000,000             100,000
                                             B                            10,000,000             100,000
                                             C                            10,000,000             100,000
                                             R                            10,000,000             100,000

         TENTH:  Except as otherwise provided by the express  provisions of these Articles  Supplementary, nothing herein shall limit, by inference or otherwise,  the discretionary  right of the Board of Directors to  serialize,  classify  or  reclassify  and issue  any  unissued  shares  of any  Series or Class or any unissued  shares  that  have not been  allocated  to a Series  or  Class,  and to fix or alter  all  terms thereof, to the full extent provided by the Articles of Incorporation of the Corporation.

         ELEVENTH:  A  description  of the  Series  and  Classes of  shares,  including  the  preferences, conversion and other rights,  voting powers,  restrictions,  limitations as to dividends,  qualifications, and terms and conditions for redemption is set forth in the Articles of  Incorporation  of the Corporation and is not  changed  by  these  Articles  Supplementary,  except  with  respect  to  the  creation  and/or designation of the various Series.

         TWELFTH:  The Board of  Directors  of the  Corporation  duly adopted  resolutions  dividing  into
Series and Classes the authorized  capital stock of the Corporation  and allocating  shares to each as set forth in these Articles Supplementary.


         IN WITNESS WHEREOF,  AMERICAN CENTURY  QUANTITATIVE  EQUITY FUNDS, INC. has caused these Articles
Supplementary  to be signed  and  acknowledged  in its name and on its  behalf by its Vice  President  and attested to by its Assistant Secretary on this 25th day of August, 2006.

                                                     AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
ATTEST:


/s/ Otis H. Cowan III                                By: /s/ David H. Reinmiller
Name:  Otis H. Cowan III                           Name:  David H. Reinmiller
Title:    Assistant Secretary                               Title:    Vice President

         THE  UNDERSIGNED  Vice  President  of AMERICAN  CENTURY  QUANTITATIVE  EQUITY  FUNDS,  INC.,  who
executed on behalf of said  Corporation  the foregoing  Articles  Supplementary  to the Charter,  of which this certificate is made a part,  hereby  acknowledges,  in the name of and on behalf of said Corporation, the foregoing  Articles  Supplementary  to the Charter to be the corporate  act of said  Corporation,  and further  certifies that, to the best of his knowledge,  information and belief,  the matters and facts set forth therein with respect to the approval  thereof are true in all material  respects under the penalties of perjury.


Dated:  August 25, 2006                         /s/ David H. Reinmiller
                                                     David H. Reinmiller, Vice President

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